EX-99.906CERT

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     4/5/2012                         /s/ Earle A. Malm II
     --------------------------     --------------------------------------------
                                    Earle A. Malm II, President
                                    (principal executive officer)

I, Pamela O'Donnell, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     4/5/2012                        /s/ Pamela O'Donnell
     --------------------------     --------------------------------------------
                                    Pamela O'Donnell, Chief Financial Officer
                                    (principal financial officer)